                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                             EXECUTIVE RETIREMENT PLAN

                                                 AMENDMENT 2002-1

Section 4.01(b) of the Executive Retirement Plan is amended to read as follows effective January 1, 2003:

4.01 Forms of Benefit Payment

(b)  If, at least 90 days prior to his or her Retirement, the Participant elects an alternative form of payout, upon Retirement by the Participant (either early or normal Retirement), the value of his or her benefits payable under this Plan as of the date of Retirement will be paid in the manner elected by the Participant in (i) a single lump-sum payment calculated using the rate of interest determined pursuant to Section 4.02, and based upon the mortality table prescribed in Revenue Ruling 2001-62, (ii) in monthly installments (of principal, plus interest) over a period of 60 months, or (iii) in monthly installments (of principal, plus interest) over a period of 120 months.

                                            Southern California Edison Company

                                            /s/ Frederick J. Grigsby, Jr.
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                                            Frederick J Grigsby, Jr., Vice President